CALVERT EMERGING MARKETS ADVANCEMENT FUND
CALVERT EMERGING MARKETS EQUITY FUND
CALVERT INTERNATIONAL EQUITY FUND
CALVERT INTERNATIONAL OPPORTUNITIES FUND
Supplement to Prospectus dated February 1, 2021

The following changes are effective October 1, 2021:

1.	The following replaces “Management” in “Fund Summaries – Calvert International Opportunities Fund”:

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL”).

Portfolio Manager. The Fund is managed by Aidan Farrell, Vice President of MSIM Fund Management (Ireland) Limited (“MSIM FMIL”), who has managed the Fund since December 31, 2016. Prior to October 2021, Mr. Farrell was Vice President of Eaton Vance Global Advisors Limited (“EVGA”).

2.	The following replaces corresponding disclosure under “Management” in “Management and Organization”:

Pursuant to investment sub-advisory agreements, CRM has delegated a portion of the investment management of International Equity Fund and International Opportunities Fund to Eaton Vance Advisers International Ltd. (“EVAIL”) with offices at 125 Old Broad Street, London, EC2N 1AR, United Kingdom, a registered investment adviser. CRM pays EVAIL a portion of its fee for sub-advisory services provided to the International Equity Fund and International Opportunities Fund. Pursuant to a participating affiliate arrangement, EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (“MSIM FMIL”) to render investment advisory services to International Opportunities Fund. Prior to October 1, 2021, EVAIL engaged in a participating affiliated agreement with its affiliate, Eaton Vance Global Advisors Limited (“EVGA”). From December 31, 2016 to October 31, 2017, Eaton Vance Management (International) Limited (“EVMI”) served as sub-adviser to International Equity Fund and International Opportunities Fund. On March 1, 2021, upon the closing of the Transaction, EVAIL and EVGA each became an indirect wholly owned subsidiary of Morgan Stanley. Prior to March 1, 2021, EVAIL and EVGA were each an indirect wholly-owned subsidiary of EVC.

The portfolio manager of the Fund is Aiden Farrell (since December 31, 2016). Mr. Farrell is a Vice President of MSIM FMIL. Prior to joining MSIM FMIL in October 2021, Mr. Farrell held similar positions at EVAIL and EVGA. Mr. Farrell has been employed by the Eaton Vance organization for more than five years.

September 30, 2021	39673 9.30.21

CALVERT EMERGING MARKETS ADVANCEMENT FUND
CALVERT EMERGING MARKETS EQUITY FUND
CALVERT INTERNATIONAL EQUITY FUND
CALVERT INTERNATIONAL OPPORTUNITIES FUND

Supplement to Statement of Additional Information dated February 1, 2021

The following changes are effective October 1, 2021:

The following replaces “Information About EVAIL.” under “Investment Advisory and Administrative Services” for Calvert International Equity Fund and Calvert International Opportunities Fund:

Information About EVAIL. EVAIL provides investment advice to institutional clients and pooled investment vehicles. As described in the Prospectus, following the close of the Transaction on March 1, 2021, EVAIL became an indirect, wholly-owned subsidiary of Morgan Stanley. Prior to March 1, 2021, EVAIL was an indirect, wholly-owned subsidiary of EVC. EVAIL was originally organized in 2015.

EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (“MSIM FMIL”) in rendering investment advisory services to International Opportunities Fund. Prior to October 1, 2021, EVAIL engaged in a participating affiliated agreement with its affiliate, Eaton Vance Global Advisors Limited (“EVGA”). Prior to March 1, 2021, each of EVGA and EVAIL were indirect wholly owned subsidiaries of EVC. On March 1, 2021, upon the closing of the Transaction, each of EVAIL and EVGA became indirect wholly owned subsidiaries of Morgan Stanley. MSIM FMIL is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. MSIM FMIL has entered into a Memorandum of Understanding (“MOU”) with EVAIL pursuant to which MSIM FMIL is considered a participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U.S. registered adviser. Investment professionals from MSIM FMIL may render portfolio management, research and other services to International Opportunities Fund subject to supervision by EVAIL.

September 30, 2021